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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2002

                    GMAC Commercial Mortgage Securities, Inc.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                     333-60030                  23-2811925
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(STATE OR OTHER JURISDICTION         (COMMISSION)            (I.R.S. EMPLOYER
OF INCORPORATION)                    FILE NUMBER)           IDENTIFICATION NO.)


 200 Witmer Road, Horsham, Pennsylvania                             19044
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


Registrant's telephone number, including area code (215) 328-3164

                  Not Applicable
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(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                         Exhibit Index Located on Page 5


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ITEM 5. OTHER EVENTS.

         In February 2002, the Registrant will cause the issuance and sale of approximately $614,092,000 initial principal amount of Mortgage Pass-Through Certificates, Series 2002-C1, Class X, Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class R-I, Class R-II and Class R-III (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of February 1, 2002, among the Registrant, GMAC Commercial Mortgage Corporation, as Servicer, and Wells Fargo Bank Minnesota, N.A., as Trustee. In connection with the sale of the Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates (the "Publicly Offered Certificates"), Registrant has been advised by Deutsche Bank Alex. Brown Inc. and Goldman, Sachs & Co. (together, the "Underwriters"), that, in connection with the sale of the Publicly Offered Certificates, the Underwriters have furnished to prospective investors certain written descriptions of the securities to be offered that set forth the name of the issuer, the size of the potential offering, the size of the potential offering, the size of the offering (e.g. the number of classes, seniority, interest rate) and miscellaneous similar items (the "Structural Term Sheets") with respect to the Publicly Offered Certificates following the effective date of Registration Statement No. 333-60030 but prior to the availability of a final Prospectus relating to the Publicly Offered Certificates. In connection with the sale of the Publicly Offered Certificates, the Registrant has also been informed by the Underwriters that the Underwriters have furnished to prospective investors certain descriptive information regarding the mortgage loans (the "Mortgage Loans") underlying the Certificates that set forth the number of Mortgage Loans, the principal balance of the Mortgage Loans, information regarding the mortgage rates thereon and miscellaneous similar items (the "Collateral Term Sheets") following the effective date of Registration Statement No. 333-60030 but prior to the availability of a final Prospectus relating to the Publicly Offered Certificates. The Structura Term Sheets and the Collateral Term Sheets are being filed as an exhibit to this report.

         The Structural Term Sheets and Collateral Term Sheets attached hereto have been provided by the Underwriters. The information in the Structural Term Sheets and Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Publicly Offered Certificates and by any other information subsequently filed with the Securities and Exchange Commission.









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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (a)      Financial Statements of Businesses Acquired.

                  Not applicable

         (b)      Pro Forma Financial Information.

                  Not applicable

         (c)      Exhibits.

                  99.1 Structural Term Sheets and Collateral Term Sheets prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            GMAC COMMERCIAL MORTGAGE SECURITIES,
                                            INC., Registrant


                                            By: /s/ David Lazarus
                                                --------------------------------
                                                Name: David Lazarus
                                                Title:  Vice President

Dated: January 23, 2002





























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                                                 INDEX OF EXHIBITS

Exhibit      Description
-------      -----------
  99.1       Structural Term Sheets and Collateral Term Sheets prepared by the
             Underwriters in connection with the sale of the Publicly Offered
             Certificates of the Registrant.






























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